UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 16, 2007

                         BROOKLYN FEDERAL BANCORP, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                        000-51208              20-2659598
  --------------------------       ---------------------    -------------------
(State or Other Jurisdiction)      (Commission File No.)      I.R.S. Employer
      of Incorporation)                                     Identification No.)


81 Court Street, Brooklyn, NY                                  11201
---------------------------------------                        -----
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (718) 855-8500
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On January 16, 2007 the Board of Directors approved the granting of stock options and restricted stock awards to the executive officers of the Company listed below:


-------------------------------- ------------------------------------ ------------------------------------------------
Executive Officer                         Number of Options                Number of Shares of Restricted Stock
-------------------------------- ------------------------------------ ------------------------------------------------
-------------------------------- ------------------------------------ ------------------------------------------------
Angelo J. Di Lorenzo                           125,000                                    50,000
-------------------------------- ------------------------------------ ------------------------------------------------
Richard A. Kielty                              80,000                                     32,000
-------------------------------- ------------------------------------ ------------------------------------------------
Marilyn Alberici                               50,000                                     20,000
-------------------------------- ------------------------------------ ------------------------------------------------
Marc Leno                                      65,000                                     26,000
-------------------------------- ------------------------------------ ------------------------------------------------
Ralph Walther                                  22,500                                      9,000
-------------------------------- ------------------------------------ ------------------------------------------------

     The grants were made in accordance with the terms of the Brooklyn Federal Bancorp, Inc. 2006 Stock-Based Incentive Plan, which was approved by the Company's stockholders at the April 11, 2006 annual meeting of stockholders. All of the options vest in equal installments over a seven-year period, commencing one year from the date of the grant (January 16, 2008) and have an exercise price of $13.30 per share, which was the final sales price of the Company's common stock on January 16, 2007, the date of the grant. The restricted stock awards vest in equal installments over a five-year period, commencing one year from the date of the grant (January 16, 2008). The vesting of the options and restricted stock awards accelerate upon a change in control, retirement, death or disability. The grants have other terms and conditions consistent with the 2006 Stock-Based Incentive Plan. Including the options and restricted stock shares granted with respect to the above-named officers, a total of 415,000 options and 166,000 shares of restricted stock were granted to officers and employees of the Company.

     Each non-employee director of the Company was granted, (i) an option to purchase 27,500 shares of common stock and (ii) 11,000 shares of restricted common stock. The options vest in equal installments over a seven-year period, commencing one year from the date of the grant (January 16, 2008) and have an exercise price of $13.30 per share, which was the final sales price of the Company's common stock on January 16, 2007 the date of the grant. The restricted stock awards also vest in equal installments over a five-year period, commencing one year from the date of the grant (January 16, 2008). The vesting of the options and restricted stock awards accelerate upon a change in control, retirement, death or disability. The grants have other terms and conditions consistent with the Brooklyn Federal Bancorp, Inc. 2006 Stock-Based Incentive Plan. A total of 137,5000 options and 55,000 shares of restricted stock were granted to non-employee directors of the Company.

     The Company anticipates expensing during the current quarter the entire fair value of 365,000 options and 146,000 shares of restricted stock due to the provision in the 2006 Stock-Based Incentive Plan that accelerates the vesting of options and shares of restricted stock upon termination of service following retirement age as defined in the plan.

Item 8.01.  Other Events.

     On January 16, 2007, the Board of Directors of the Company declared annual dividend of $0.12 per share of its common stock to be paid quarterly. A dividend of $0.03 will be paid on February 28, 2007 to stockholders of record on February 16, 2007.

     Also on January 16, 2007, the Board of Directors of the Company announced the authorization of the repurchase of up to $1.5 million of the Company's publicly held outstanding shares of common stock.

     A copy of the press release  announcing  these items is attached as Exhibit
99.1. The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

   (a) Financial Statements of Businesses Acquired. Not applicable.
   (b) Pro Forma Financial Information. Not applicable.
   (c) Shell Company Transactions. Not applicable.
   (d) Exhibits.

             Exhibit No.           Description
             -----------           -----------

                99.1 Press release issued by the Company on January 18, 2007 announcing the declaration of a dividend, authorization of a stock repurchase plan and granting of stock options and awards.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       BROOKLYN FEDERAL BANCORP, INC.



DATE:  January 18, 2007                       By:/s/ Angelo J. Di Lorenzo
                                                     ------------------------
                                                     Angelo J. Di Lorenzo
                                                     President and Chief
                                                     Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

             Exhibit No.           Description
             -----------           -----------

                99.1               Press release dated January 18, 2007